EXHIBIT 10.1

FORM OF LETTER AGREEMENT BETWEEN THE COMPANY AND THE HOLDERS OF THE CLASS A, B AND C COMMON STOCK PURCHASE WARRANTS

EXHIBIT 10.1

                               eMagin Corporation
                                  2070 ROUTE 52
                        Hopewell Junction, New York 12533
                                 (845) 838-7948


To the Purchasers of the  securities  under the  Securities  Purchase  Agreement
Dated January 9, 2004 set forth on the attached Distribution List (the "Investors")

Gentlemen:

     As you know, we have made an offer to you regarding the re-pricing and exercise of the currently outstanding Class A, B and C common stock purchase warrants of the eMagin Corporation that you possess in consideration of your agreeing to limit the right of participation that you were granted pursuant to
Section 4.11 of the Securities Purchase Agreement, dated January 9, 2004, that was executed in connection with your investment in common stock and common stock purchase warrants of eMagin.

     Accordingly, by way of this letter, we are hereby requesting that you execute and return this letter in order to formally confirm that in consideration of our agreeing to re-price your choice of any of your outstanding Class A, B and C common stock purchase warrants from $1.74, $1.74 and $1.90, respectively, to $.90 per share, you agree to: (i) limit your right of participation with respect any proposed financing transaction to the maximum number of shares that AMEX will allow the Investors to purchase in any subsequent financing without the Company being required to seek shareholder approval (provided, however, that in no event will the participation of all investors of the January 2004 financing in any such subsequent financing exceed 35% of such financing); and (ii) immediately exercise the re-priced Class A, B and C common stock purchase warrants as per the attached signature page.

     In consultation with our legal counsel, we have determined that it is appropriate for us to file prospectus supplements disclosing the adjustments to the exercise price of your warrants. As a selling stockholder under the related Registration Statements, you are subject to the prospectus delivery requirements under section 5(b) of the Securities Act of 1933. We will provide to you, as soon as practicable, a copy of the required prospectus supplements necessary for you to discharge your obligations under section 5(b) of the Securities Act of 1933. In addition, we will file a Form 8-K upon completion of this transaction.

     Please note that this agreement is subject to review by the American Stock Exchange.


                                            EMAGIN CORPORATION


                                            By:_________________________________

               [PURCHASER SIGNATURE PAGES TO EMA LETTER AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have caused this Letter Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Agreed and Accepted:


Name of Investing Entity: ______________________________________________________
Signature of Authorized Signatory of Investing Entity:

____________________________________________________________________
Name of Authorized Signatory:

____________________________________________________________________
Title of Authorized Signatory:

____________________________________________________________________
Email Address of Authorized
Entity:_____________________________________________________________

Address for Notice of Investing Entity:





Fax Number:________________



I elect to re-price and exercise the following common stock purchase warrants:

Class A common stock purchase warrants:____________________

Class B common stock purchase warrants:____________________

Class C common stock purchase warrants:____________________


By Wire:                                             By Check

HSBC                                                 eMagin Corporation
East Fishkill Office                                 2070 Route 52
1433 Route 52                                        Hopewell Junction, NY 12533
Hopewell Junction, NY 12533                          Tel (845) 838-7948
eMagin corporation
Acct# 085-80567-3
ABA# 021001088

NOTICE OF EXERCISE FOR CLASS A WARRANTS

To:    eMagin Corporation

          (1) The undersigned hereby elects to purchase _____________ Warrant Shares of eMagin Corporation pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

          (2) Payment shall be in lawful money of the United States (check applicable box):

                           [  ] wire; or

                           [  ] check.

          (3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

                           _______________________________


The Warrant Shares shall be delivered to the following:

                           _______________________________

                           _______________________________

                           _______________________________

          (4) Accredited Investor/Qualified Institutional Buyer. The undersigned is either: (i) an "accredited investor" as defined in Regulation D under the Securities Act of 1933, as amended.

                                          __________________________________


                                          By:_______________________________
                                              Name:
                                              Title:

                                          Dated: ___________________________

                     NOTICE OF EXERCISE FOR CLASS B WARRANTS

To:      eMagin Corporation

          (1) The undersigned hereby elects to purchase ______________ Warrant Shares of eMagin Corporation pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

          (2) Payment shall be in lawful money of the United States (check applicable box):

                           [  ] wire; or

                           [  ] check.

          (3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

                           _______________________________


The Warrant Shares shall be delivered to the following:

                           _______________________________

                           _______________________________

                           _______________________________

          (4) Accredited Investor/Qualified Institutional Buyer. The undersigned is either: (i) an "accredited investor" as defined in Regulation D under the Securities Act of 1933, as amended.

                                          __________________________________


                                          By:_______________________________
                                              Name:
                                              Title:

                                          Dated:____________________________

                     NOTICE OF EXERCISE FOR CLASS C WARRANTS

To:      eMagin Corporation

          (1) The undersigned hereby elects to purchase ________ Warrant Shares of eMagin Corporation pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

          (2) Payment shall be in lawful money of the United States (check applicable box):

                           [  ] wire; or

                           [  ] check.

          (3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

                           _______________________________


The Warrant Shares shall be delivered to the following:

                           _______________________________

                           _______________________________

                           _______________________________

          (4) Accredited Investor/Qualified Institutional Buyer. The undersigned is either: (i) an "accredited investor" as defined in Regulation D under the Securities Act of 1933, as amended.


                                          __________________________________


                                          By:_______________________________
                                              Name:
                                              Title:

                                          Dated:____________________________